Property and Equipment, Net	12 Months Ended
Mar. 31, 2025
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
7 - Property and Equipment, Net
Information regarding property and equipment, net is as follows:

	As of
(in millions)	March 31, 2025	March 31, 2024
Leasehold improvements	$167	$159
Equipment	603	388
Fixtures and vehicles	47	43
Construction in progress	41	16
Total property and equipment, gross	858	606
Less: Accumulated depreciation	(464)	(391)
Total property and equipment, net	$394	$215
Depreciation expense for the fiscal years ended March 31, 2025, 2024, and 2023, was $95.9 million, $76.0 million, and $77.2 million, respectively. There was no impairment of property and equipment for the fiscal years ended March 31, 2025, 2024, and 2023.
As of March 31, 2025 and 2024, the Company had ARO liabilities of $12.8 million and $10.3 million related to leasehold improvements, recorded in other current and other non-current liabilities on the Consolidated Balance Sheets. During the fiscal year ended March 31, 2025, ARO liabilities increased by $2.5 million, which consisted of $2.4 million for liabilities incurred and revision of certain obligation estimates, $0.3 million related to foreign currency translation adjustments, $0.2 million related to accretion, and partially offset by $0.3 million related to settlement. There were immaterial changes in ARO liabilities in the fiscal years ended March 31, 2024 and 2023.
As of March 31, 2025 and 2024, the Company had $7.1 million and $5.2 million, respectively, of retirement assets recorded in property and equipment, net on the Consolidated Balance Sheets.